Exhibit 99.1

EXECUTIVE SUMMARY

UNLOK 2025-3
Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“D2 SO I AIV, LP”).  In connection with the securitization identified as (“UNLOK 2025-3”) (the “Securitization”), the reviews included due diligence review on Home Equity Agreements (HEA), which was conducted March 2024 to November 2025 on HEAs originated between August 2024 and October 2025.

The due diligence review consisted of a 21% random sample population of 796 HEAs out of 3825, with an aggregate HEA/draw balance of $69,849,198.00.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of HEA origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any HEAs outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a)	Investment Size <= Maximum Investment Payment
b)	Investment Size >= Minimum Investment Payment
c)	Total Home Finance < Total Home Finance Limit
d)	Maximum Unlock Percentage
e)	Maximum Term
f)	Property Criteria
g)	Property Condition Review (PCR) (if applicable)
h)	Documentation Supportive of Property Valuation Present
i)	Income Underwriting (if applicable)
j)	Property Condition
k)	Total Secured Senior Debt
l)	Credit Score
m)	Eligible Use
n)	Lien Position
o)	Credit Events
p)	Bankruptcies
q)	Citizenship
r)	Identity
s)	Home Insurance Policy
t)	Judgements

CREDIT DOCUMENTATION REVIEW

“Credit Document Review” means that Maxwell performed a re-underwriting review of HEAs to verify compliance with the applicable Guidelines in effect at the time of HEA origination and ensure the characteristics used by the underwriter are supported by the file documentation; and that any HEAs outside of those Guidelines contain legitimate and approved exceptions with compensating factors.  The Credit Review attempted to confirm the following:

1.         Guidelines Review. Maxwell reviewed the HEA to determine if the HEA was originated in compliance with the applicable Guidelines.  Maxwell re-underwrote the HEAs to the Guidelines provided

2.           Credit Review Documents
As part of the Credit Review, Maxwell reviewed the HEA file to confirm that the documents below, to the extent applicable to the HEA, are included in the HEA file and complete:
a)	Application
b)	Underwriting summary
c)	Lender Approval/may reside in File Worksheet
d)	Credit report including all mortgage pay histories
e)	Letters of Explanation (as required)
f)	Income/Employment documentation, if applicable
g)	Tax Transcripts, if applicable
h)	Asset documentation
i)	Home Insurance Policy
j)	Title Report
k)	Property Valuation present with property valuation tools provided in the file

Valuation Review

MaxDiligence performed a “Valuation Review,” which included the following:

1.       Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic Appraisal Review

l)	Each Credit Review includes an “Appraisal Review,” which means that Maxwell performed a review of the property appraisal provided by Client in connection with the HEAs to do the following:
m)
Determine whether the appraised value is supported at or within a 10% variance based on an AVM Report or other third-party valuation product.  If an AVM Report or other third-party valuation product is received but notes a variance above 10% or an inconclusive value, a field review was ordered.

n)	Determine whether the property meets Client-supplied eligibility requirements.
o)	Determine whether the appraisal is made on an “As Is” basis or provides satisfactory evidence of completion
p)	Review appraisal data for consistency with the HEA file documentation

q)
Validate that zoning is acceptable per Guidelines.
That process to arrive at a Starting Home Value was followed in a manner consistent with the Unlock Product Guidelines MaxDiligence applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

Compliance Review

Not applicable.

Summary of Results

OVERALL RESULTS SUMMARY
After giving consideration to the grading criteria of the relevant NRSROs, 99.87% of the HEAs received a grade “B” or higher with 96.98% of the pool receiving an Overall “A” grade.

Final HEA Grades

Rating Agency Final Overall Grade Summary

Overall	# of HEAs	% of HEAs
A	772	96.98%
B	23	2.89%
C	1	0.13%
D	0	0.00%
Total	796	100.00%

Final Credit Grade Summary
Credit	# of HEAs	% of HEAs
A	774	97.24%
B	22	2.76%
C	0	0.00%
D	0	0.00%
Total	796	100.00%

Final Property Grade Summary
Property	# of HEAs	% of HEAs
A	794	99.75%
B	1	0.13%
C	1	0.13%
D	0	0.00%
Total	796	100.0%

Final Compliance Grade Summary
Compliance	# of HEAs	% of HEAs
A	796	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	796	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One HEA may have carried more than one exception. In such cases, the exception with the lowest grade would drive the HEA grade for that particular area of the review. The overall HEA grade is the lowest grade for any one particular review scope (ex. a HEA with a Credit Grade of “A”, a Compliance Grade of a “B”, and a Property Grade of “A” would receive an overall HEA Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Audited CLTV Exceeds Guideline CLTV	1
		Credit Documentation - Lien Documentation	11
		Credit Profile - Mortgage Payment History	2
		FICO does not meet minimum program requirement	2
		Final Settlement Statement Missing.	1
		Hazard Insurance - Other Insurance Incomplete	5
		Hazard Insurance Policy is Missing	1
		Hazard Insurance Policy is Partial	345
		No Credit Findings	407
		Program Parameters - Guidelines Conformity	20
		Title - Lien Position	1
		Title - Unpaid Liens	6
		Total Credit Grade (A) Exceptions	802
Credit	B	Audited Loan Amount is less than Guideline Minimum Loan Amount	1
		Hazard Insurance Policy is Partial	20
		Missing Form 4506-C	1
		Total Credit Grade (B) Exceptions	22
Property	A	Missing Appraisal	1
		Missing Doc - 3rd Party Valuation Product/Missing	110
		Value - AVM/BPO/Desk Review did not support Value within -10%	14
		Value - Value is supported within -10% of original appraisal amount	670
		Total Property Grade (A) Exceptions	795
Property	B	Value - AVM/BPO/Desk Review did not support Value within -10%	1
		Total Property Grade (B) Exceptions	1
Property	C	Missing Doc - 3rd Party Valuation Product/Missing	1
		Total Property Grade (C) Exceptions	1
Compliance	A	No Compliance Tests performed HEI/HEA review	796
		Total Compliance Grade (A) Exceptions	796

TAPE INTEGRITY REVIEW RESULTS SUMMARY

MaxDiligence compared data fields on the bid tape provided by the Client to the data found in the actual HEA file as captured by MaxDiligence on the HEA diligence sample. MaxDiligence provided Client Data Discrepancy Reports which show the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Of the 796 HEAs reviewed, 206 unique HEA (by count) had a total of 295 different tape discrepancies across 8 data fields (some HEAs may have had more than one). A blank or zero value on the data tape when an actual value was captured by MaxDiligence was not treated as a data variance.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
Borrower 1 Age at Application	28	796	3.52%
CLTV	35	796	4.40%
Investment Percentage	2	796	0.25%
LTV	35	796	4.40%
Maturity Date	1	796	0.13%
Occupancy	6	796	0.75%
Property Type	140	796	17.59%
Secured Debt	48	796	6.03%

Event Grade Definitions

Final HEA Grade
A	The HEA meets Client Guidelines
B
The HEA substantially meets published Client Underwriting Guidelines, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets Client Guidelines.

C	The HEA does not meet the Client Guidelines and/or violates one material applicable law or regulation, and/or the value and valuation methodology is not supported or did not meet Client Guidelines.
D	The HEA is missing documentation to perform a sufficient review.

Credit Event Grades
A	The HEA meets the Client Guidelines without any exceptions.
B	The HEA substantially meets the Client Guidelines, but reasonable compensating factors were considered and documented for exceeding Client Guidelines
C	The HEA does not substantially meet the Client Guidelines. There are not sufficient compensating factors that justify exceeding the Client Guidelines.
D	There was not sufficient documentation to perform a review, or the HEA file was not furnished.

Compliance Event Grades
A	The HEA is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon terms and are executed by all applicable parties.
B
The HEA is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon terms and are executed by all applicable parties. Client review required.

C
The HEA violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon HEA terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators HEA file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the HEA file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.